SPECTRA FUND

1 World Trade Center
Suite 9333
New York, NY 10048
(800) 711-6141
www.spectrafund.com

BOARD OF TRUSTEES

Fred M. Alger, CHAIRMAN
David D. Alger
Charles F. Baird, Jr.
Roger P. Cheever
Lester L. Colbert, Jr.
James P. Connelly, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White

INVESTMENT ADVISER

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, NY 10048

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302-9811

This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.














SREP100


                                                                    SPECTRA FUND









                                                                  ANNUAL REPORT
                                                                OCTOBER 31, 2000


[GRAPHIC OMITTED]

FELLOW SHAREHOLDERS:                                          November 20, 2000
THE YEAR IN REVIEW

       In each of the last five years the U.S. stock market has posted yearly gains of more than 20%, an unprecedented record of consecutive double-digit returns. This year has seen a break in the market's momentum. For the year ended October 31, 2000, the S&P 500 Index was up 6.1%. However, from January through October the broad based index was down 1.8%, and the Dow Jones Industrial Average, which ended 1999 very near the 11,500 we had predicted, was down more than 4%.

PRICE SHOCKS SQUEEZE CORPORATE EARNINGS

       Much of the stock market's volatility since March, when stock market indices hovered near their highs, has been the result of investor uncertainty over the effects of higher interest rates on the economy. During the summer months, concerns about higher energy prices and the falling euro also came into play, and the impacts of these shocks were seen in the third quarter as many companies reported lower than expected earnings. Technology stocks in particular came under pressure during the second half of the year following last year's euphoric 86% gain in the Nasdaq.

       After six Federal Reserve interest rate hikes since the summer of 1999 that culminated in a 50-basis-point increase in May 2000, the economy finally began to show signs of slowing in the second half of the year. In July and August, stocks traded in a narrow range as investors watched oil prices and waited for further signals on the direction of interest rates.

       At its meeting on August 22, the Federal Open Market Committee (FOMC) held rates steady but maintained an inflationary bias, in part due to higher energy prices. Crude oil prices rose dramatically in August and in September reached above $37 a barrel. Increased production by OPEC nations and the release of emergency U.S. reserves helped stabilize prices but by the end of October prices were still above $30 a barrel.

       At the same time, the euro currency came under pressure in international markets, falling to a low of $0.85 in September. Intervention by central banks to support the currency temporarily halted the currency's slide, but on October 26, the currency reached a new low of $0.82, nearly 30% below its initial value in January 1999.

       Stock prices were negatively affected as companies began issuing preannouncements in September warning that third quarter earnings would not meet market expectations due to higher energy costs and the euro's decline. Earnings of computer manufacturers were also affected by lower demand compared to last year. The S&P 500 fell 0.97% during the third quarter while the technology-laden Nasdaq Composite fell 7.39%. Small- and mid-capitalization stocks fared better, with the S&P MidCap 400 rising 12.15% during the third quarter.

       Corporate earnings reports continued to dominate the markets in October. The Dow Jones Industrial Average gained 3% during the month to close at 10,971, while the broader based S&P 500 fell 0.5%. The Nasdaq Composite fell 8.3% during the month to close at 3,369.

       Fixed income markets were mostly negatively affected during the year by rising interest rates. Prices of long-term government bonds however were supported by the Treasury department's buy-back program of $30 billion worth of debt with maturities of 10 to 30 years. At the end of October, 30-year bond yields stood at 5.8%.

FURTHER SIGNS OF A SLOWER ECONOMY

       Economic data released in early November showed further signs of a slower economy, leading the FOMC to again hold interest rates steady at its last meeting on November 15. The rate of growth in Gross Domestic Product slowed from 5.6% in the first quarter to 2.7% in the third quarter, within the targeted 2% to 3% for a "soft landing." However, the Federal Reserve continues to maintain a tightening bias in the face of higher core inflation and a tight labor market. September's Consumer Price Index showed inflation at 3.4% year over year, with core inflation (excluding food and energy) at 2.5% on an annual basis. Unemployment remains near its 30-year low at 3.9%, and average hourly wages showed an upward tick in October, rising 0.4% compared to analysts' expectations of a 0.3% increase.

       Consumer spending, responsible for two-thirds of the nation's GDP, may also be slowing. The Consumer Board's measure of consumer confidence fell sharply in October, reaching its lowest level since October 1999. Major retailers have reported sluggish sales compared to year-ago levels and preliminary data from the National Association of Purchasing Management show that manufacturing activity is also beginning to slow.

MARKING TIME WHILE THE VOTE COUNT CONTINUES

       As this is an election year, the potential for a change in party leadership affected individual stock sectors as investors took speculative positions in anticipation of election results. As of November 20, however, there is not yet a clear winner in the Presidential race, and the financial markets have largely been marking time since November 7.

       In the short-term, a prolonged court battle will likely have a negative impact on the financial markets as investors in general are uncomfortable with uncertainty. In the longer term, however, the election results may not have a significant effect on stock prices. The Republicans have control of both the Senate and the House, albeit by a narrow margin, limiting the likelihood that any new social spending legislation will be enacted if Gore were to become
President. In the event of a Republican victory, proposed tax cuts may eventually be enacted but the current proposals will likely have to be scaled back in order to pass Congress.

PORTFOLIO MATTERS

       For the year ended October 31, 2000, Spectra Fund returned 6.21% compared to 6.10% for the S&P 500. The Fund employs an all-capitalization approach to selecting securities and seeks companies that offer the potential for strong growth in earnings as a result of higher sales volumes or life cycle changes such as new products, new management, or innovative technologies. In recent years the stock market has favored large-cap growth companies, but during the last twelve months, small- and mid-cap stocks have outperformed larger issues. The Fund's holdings in semiconductor, software, and pharmaceutical stocks contributed gains during the year.

LOOKING AHEAD

       Looking ahead, we believe that sustained economic growth in the 2% to 3% range combined with moderate inflation will offer opportunities for a decline in interest rates in 2001, a move that would lend support to stocks. We expect the outcome of the Presidential election to have a modest impact on the economy and the markets over the long term, and the resolution of the current uncertainty will likely result in a rebound in stock prices. In our view, a Bush administration would undoubtedly be more pro-business than a Gore administration; however, if Gore is President the Republican control of Congress will likely result in gridlock, and that too can be good for the markets.

       More important than the election results, we believe, is the prospect of declining interest rates in 2001. Lower interest rates will set the stage for quality companies to sustain corporate earnings growth, and support a rally in bond prices and a resurgence in stock prices. In this environment, Spectra Fund will continue to seek investments in quality companies that offer superior growth potential, consistent with our fundamental approach to security selection.




Respectfully submitted,

/s/ David D. Alger
------------------
David D. Alger
President

SPECTRA FUND PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2000 (UNAUDITED) $10,000 HYPOTHETICAL INVESTMENT IN CLASS N SHARES FROM JULY 1, 1990
TO OCTOBER 31, 2000

The following table represents a the Spectra Fund graph

               Spectra Fund      S&P 500 Index
7/1/90           10,000             10,000
6/30/91          11,563             10,740
6/30/92          12,910             12,182
6/30/93          15,964             13,813
6/30/94          18,762             14,038
10/31/94         20,625             15,054
10/31/95         32,530             19,036
10/31/96         36,654             23,622
10/31/97         43,602             31,209
10/31/98         54,201             38,070
10/31/99         88,165             47,842
10/31/2000       93,638             50,759

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund Class N shares and the S&P 500 Index on July 1, 1990. During the period from July 1, 1990 through February 11, 1996, the Fund operated as a closed-end investment company. The figures for both Spectra Fund and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends. Effective October 31, 1994, Spectra Fund changed its fiscal year end from June 30 to October 31.


           PERFORMANCE COMPARISON                     PERFORMANCE COMPARISON
           AS OF OCTOBER 31, 2000                     AS OF OCTOBER 31, 2000

                    AVERAGE ANNUAL RETURNS
                      1        5        10                    SINCE INCEPTION
                    YEAR     YEARS    YEARS                    (JULY 1, 2000)
                    -----------------------       ---------------------------
Class N             6.21%   23.55%   27.57%       Class A+           (18.41%)
S & P 500 Index     6.10%   21.67%   19.44%       S & P 500 Index     (1.39%)

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICES AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT MARKET VALUE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES.

SPECTRA FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000


  SHARES                                                    VALUE
---------   COMMON STOCKS-85.0%                         -------------
            BIO-TECHNOLOGY
             RESEARCH &
             PRODUCTION-5.4%
 55,000     Affymetrix Inc. * .......................  $ 3,045,625
483,700     Amgen Inc.* .............................   28,024,368
141,000     Celgene Corporation* ....................    9,076,875
161,300     QLT Inc.*+ ..............................    8,022,155
                                                        ----------
                                                        48,169,023
                                                        ----------
            CABLE- 1.2%
256,300     Comcast Corp., Cl. A Special* ...........   10,444,225
                                                        ----------
            COMMUNICATION
             EQUIPMENT-7.5%
544,800     Cisco Systems, Inc.* ....................   29,351,100
496,950     Nortel Networks Corporation .............   22,611,225
157,000     QUALCOMM Inc.* ..........................   10,222,172
 44,100     Redback Networks Inc.*+ .................    4,693,894
                                                        ----------
                                                        66,878,391
                                                        ----------
            COMMUNICATIONS
             TECHNOLOGY-5.9%
412,100     America Online, Inc.* ...................   20,782,203
714,000     AT&T Corp. Liberty Media Group,
            Series A* ...............................   12,852,000
130,600     Exodus Communications, Inc.* ............    4,383,263
184,500     McLeodUSA Incorporated Cl. A*+ ..........    3,551,626
112,000     Research in Motion Limited* .............   11,200,000
                                                        ----------
                                                        52,769,092
                                                        ----------
            COMPUTER RELATED &
             BUSINESS EQUIPMENT-6.9%
160,700     EMC Corporation* ........................   14,312,344
132,700     Hewlett-Packard Company .................    6,162,256
376,000     Sun Microsystems, Inc.* .................   41,689,000
                                                        ----------
                                                        62,163,600
                                                        ----------
            COMPUTER SERVICES-4.1%
162,500     Amdocs Limited* .........................   10,532,031
464,600     eBay Inc.* ..............................   23,926,900
 31,800     Yahoo Inc. * ............................    1,864,275
                                                        ----------
                                                        36,323,206
                                                        ----------

            COMPUTER SOFTWARE-13.0%
228,800     Ariba, Inc.* ............................    28,914,600
 89,000     BEA Systems, Inc.* ......................     6,385,750
157,100     Commerce One, Inc.*+ ....................    10,083,856
153,445     i2 Technologies, Inc.* ..................    26,085,650
575,800     Oracle Corporation* .....................    19,001,400
273,600     Phone.com, Inc.*+ .......................    25,325,100
                                                        -----------
                                                        115,796,356
                                                        -----------
            CONGLOMERATE- 2.6%
314,300     General Electric Company ................    17,227,569
100,300     Tyco International Limited ..............     5,685,756
                                                        -----------
                                                         22,913,325
                                                        -----------
            ENERGY & ENERGY
             SERVICES -2.8%
 97,100     BJ Services Company * ...................     5,091,681
 82,200     Calpine Corporation * ...................     6,488,663
 55,900     Duke Energy Corporation .................     4,831,856
161,000     Nabors Industries, Inc.* ................     8,194,900
                                                        -----------
                                                         24,607,100
                                                        -----------
            FINANCIAL SERVICES-8.9%
 81,300     American Express Company ................     4,878,000
 65,000     Bank of New York Inc. ...................     3,741,563
634,616     Citigroup Inc. ..........................    33,396,667
129,650     Marsh & McLennan Companies, Inc. ........    16,951,737
405,550     Schwab (Charles) Corporation (The) ......    14,244,943
 19,800     State Street Corp. ......................     2,469,852
 75,250     Stilwell Financial Inc. .................     3,372,141
                                                        -----------
                                                         79,054,903
                                                        -----------
            FOOD CHAINS-2.0%
323,200     Safeway Inc.* ...........................    17,675,000
                                                        -----------
            INSURANCE-2.5%
229,000     American International Group, Inc. ......    22,442,000
                                                        -----------
            MANUFACTURING-1.4%
278,200     Solectron Corporation* ..................    12,240,800
                                                        -----------
            MEDICAL DEVICES-1.3%
 88,350     Guidant Corporation* ....................     4,677,028
139,400     Medtronic, Inc. .........................     7,571,163
                                                        -----------
                                                         12,248,191
                                                        -----------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2000


  SHARES                                                 VALUE
---------- COMMON STOCKS-(CONTINUED)                --------------
           PHARMACEUTICALS-8.0%
 168,300   American Home Products Corporation......  $ 10,687,050
 180,500   Baxter International Inc. ..............    14,834,844
 195,050   Eli Lilly and Company ..................    17,432,594
 651,300   Pfizer Inc. ............................    28,128,018
                                                     ------------
                                                       71,082,506
                                                     ------------
           RETAIL-5.4%
 538,150   Home Depot, Inc. .......................    23,140,450
 545,150   Wal-Mart Stores, Inc. ..................    24,736,181
                                                     ------------
                                                       47,876,631
                                                     ------------
           SEMICONDUCTORS-6.1%
 426,000   Altera Corporation * ...................    17,439,375
 107,200   Broadcom Corporation Cl. A * ...........    23,838,600
 119,400   Texas Instruments, Incorporated ........     5,858,063
 101,800   Vitesse Semiconductor Corporation* .....     7,119,637
                                                     ------------
                                                       54,255,675
                                                     ------------
           Total Common Stocks
            (Cost $707,883,692).....................  756,940,024
                                                     ------------
           PREFERRED STOCK-2.1%
           COMMUNICATION
            EQUIPMENT
 430,500   Nokia Corporation, ADR
            (Cost $16,309,185)...................... $ 18,403,875
                                                     ------------

   PRINCIPAL
    AMOUNT                                               VALUE
-------------- SHORT-TERM INVESTMENTS-22.6%         --------------
               SHORT-TERM CORPORATE
               NOTES-15.7%
 $25,000,000   Bayshore Fuel Company,
                6.52%, 11/30/00 .................... $ 24,868,695
  30,000,000   FPL Fuels, Inc.,
                6.51%, 11/06/00 ....................   29,972,875
  30,000,000   National Australia Funding (Del),
                6.43%, 11/30/00 ....................   29,844,608
  25,000,000   Schering Corporation,
                6.42%, 11/20/00 ....................   24,915,292
  30,000,000   Transamerica Finance Corporation,
                6.47%, 12/20/00 ....................   29,735,808
               Total Short-Term Corporate Notes
                (Cost $139,337,278).................  139,337,278
                                                     ------------
               SECURITIES HELD UNDER
                REPURCHASE
                AGREEMENTS-2.4%
               Securities Held Under Repurchase
                Agreements, 6.47%, 11/1/00, with
                State Street Bank and Trust
                Company, dtd 10/31/00, repurchase
                price $21,803,918; collateralized by
                Federal Home Loan Bank Discount
                Notes (par value $21,800,000
                due 2/22/05) .......................   21,800,000
                                                     ------------


   SHARES      OTHER SHORT-TERM INVESTMENTS-4.5%                                             VALUE
----------                                                                               -------------
40,480,994     Securities Lending Quality Trust
                (Cost $40,480,994) (b)...............................................      40,480,994
                                                                                         -------------
Total Short-Term Investments
 (Cost $201,618,272).................................................................     201,618,272
                                                                                         -------------
Total Investments
 (Cost $925,811,149) (a).............................................   109.7%            976,962,171
Liabilities in excess of other assets ...............................    (9.7)            (86,119,186)
                                                                        -----           -------------
Net Assets ..........................................................   100.0%          $ 890,842,985
                                                                        =====           =============

--------
* Non-income producing security.
+ Securities partially or fully on loan.

(a) At October 31, 2000, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $925,811,149, amounted to $51,151,022 which consisted of aggregate gross unrealized appreciation of $113,863,685 and aggregate gross unrealized depreciation of $62,712,663.

(b) Represents investment of cash collateral received for securities on loan.


                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000


ASSETS:
 Investments in securities, at value (cost $925,811,149), see accompanying
  schedule of investments ................................................                     $  976,962,171
 Cash ....................................................................                            277,441
 Receivable for investment securities sold ...............................                         19,521,965
 Receivable for shares of beneficial interest sold .......................                         10,049,839
 Dividends and interest receivable .......................................                             76,764
 Prepaid expenses ........................................................                             52,017
                                                                                               --------------
   Total Assets ..........................................................                      1,006,940,197
LIABILITIES:
 Payable for securities loaned ...........................................    $40,480,994
 Payable for investment securities purchased .............................     73,093,551
 Investment advisory fees payable ........................................      1,202,898
 Payable for shares of beneficial interest redeemed ......................        940,825
 Shareholder servicing fees payable ......................................        200,483
 Trustees' fees payable ..................................................          4,175
 Accrued expenses ........................................................        174,286
                                                                              -----------
   Total Liabilities .....................................................                        116,097,212
                                                                                               --------------
NET ASSETS ...............................................................                        890,842,985
                                                                                               ==============
NET ASSETS CONSIST OF:
 Paid-in capital .........................................................                        816,500,991
 Undistributed net investment income (accumulated loss) ..................                        (20,915,249)
 Undistributed net realized gain .........................................                         44,106,221
 Net unrealized appreciation .............................................                         51,151,022
                                                                                               --------------
NET ASSETS ...............................................................                     $  890,842,985
                                                                                               ==============
Class A
 Net Asset Value Per Share ...............................................                     $        10.63
                                                                                               ==============
 Offering Price Per Share ................................................                     $        11.28
                                                                                               ==============
Class N
 Net Asset Value and Offering Price Per Share ............................                     $        10.63
                                                                                               ==============
Shares of beneficial interest outstanding-Note 5
 Class A .................................................................                          1,384,394
                                                                                               ==============
 Class N .................................................................                         82,437,271
                                                                                               ==============



                       See Notes to Financial Statements.
                                       6

SPECTRA FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000


INVESTMENT INCOME:
 Income:
  Interest ...............................................................                       $   3,713,859
  Dividends ..............................................................                           1,239,430
                                                                                                 -------------
   Total Income ..........................................................                           4,953,289
 Expenses:
  Investment advisory fees-Note 2(a) .....................................    $  13,986,854
  Shareholder servicing fees-Note 2(f) ...................................        2,331,139
  Shareholder reports ....................................................          195,605
  Custodian and transfer agent fees ......................................          194,397
  Registration fees ......................................................          163,854
  Professional fees ......................................................           38,354
  Trustees' fees .........................................................           36,247
  Interest on line of credit utilized-Note 4 .............................            4,104
  Miscellaneous ..........................................................           59,863
                                                                              -------------
   Total Expenses ........................................................                          17,010,417
                                                                                                 -------------
NET INVESTMENT LOSS ......................................................                         (12,057,128)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments ........................................       40,829,147
 Net change in unrealized appreciation (depreciation) of investments .....      (78,674,225)
                                                                              -------------
   Net realized and unrealized gain (loss) on investments ................                         (37,845,078)
                                                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..............................................................                       $ (49,902,206)
                                                                                                 =============


                       See Notes to Financial Statements.
                                       7

SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEAR
                                                                                      ENDED OCTOBER 31,
                                                                             ------------------------------------
                                                                                    2000               1999
                                                                             -----------------   ----------------
Net investment loss ......................................................     $ (12,057,128)      $ (5,802,741)
Net realized gain on investments .........................................        40,829,147         54,227,221
Net change in unrealized appreciation (depreciation) of investments ......       (78,674,225)       101,424,060
                                                                               -------------       ------------
   Net increase (decrease) in net assets resulting from operations .......       (49,902,206)       149,848,540
Distributions to shareholders:
 Net realized gains
  Class A ................................................................                 -                  -
  Class N ................................................................       (49,922,049)        (1,341,765)
                                                                               -------------       ------------
   Total distributions to shareholders ...................................       (49,922,049)        (1,341,765)
                                                                               -------------       ------------
Increase from shares of beneficial interest transactions:
 Class A .................................................................        16,980,068                  -
 Class N .................................................................       425,031,614        207,110,227
                                                                               -------------       ------------
Net increase from shares of beneficial interest transactions-Note 5 ......       442,011,682        207,110,227
                                                                               -------------       ------------
   Total increase in net assets ..........................................       342,187,427        355,617,002
Net assets:
 Beginning of year .......................................................       548,655,558        193,038,556
                                                                               -------------       ------------
 End of year (including accumulated net investment losses of
   $20,915,249 and $8,858,121, respectively) .............................     $ 890,842,985       $548,655,558
                                                                               =============       ============



                       See Notes to Financial Statements.
                                       8

SPECTRA FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING


THROUGHOUT THE PERIOD
                                                     CLASS A
                                                ----------------
                                                FOUR MONTHS
                                                      ENDED
                                                   OCTOBER 31,
                                                    2000(II)
                                                ----------------
Net asset value, beginning of period ..........   $     12.28
                                                  ------------
Net investment loss ...........................         (0.02)
Net realized and unrealized gain (loss)
 on investments ...............................         (1.63)
                                                  ------------
Total from investment operations ..............         (1.65)
Distributions from net realized gains .........             -
                                                  ------------
Net asset value, end of period ................   $     10.63
                                                  ============
Total Return (iv) .............................        (13.44%)
                                                  ============
Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted) .............................   $    14,711
                                                 ============
  Ratio of expenses excluding interest
   to average net assets ......................          1.82%
                                                  ============
  Ratio of expenses including interest
   to average net assets ......................          1.82%
                                                  ============
  Decrease reflected in above
   expense ratio due to expense
   reimbursements made pursuant to
   applicable state expense limits ............             -
                                                  ============
  Ratio of net investment loss to
   average net assets .........................         (1.05%)
                                                  ============
  Portfolio Turnover Rate .....................        118.82%
                                                  ============
  Amount of debt outstanding at end
   of period ..................................   $         -
                                                  ============
  Average amount of debt outstanding
   during the period ..........................   $    63,866
                                                  ============
  Average daily number of shares
   outstanding during the period ..............    73,398,632
                                                  ============
  Average amount of debt per share
   during the period ..........................   $         -
                                                  ============



THROUGHOUT THE PERIOD
                                                                             CLASS N(I)
                                                ---------------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------------
                                                      2000            1999             1998              1997
                                                --------------- ---------------- --------------- --------------------
Net asset value, beginning of period ..........   $     10.76     $      6.65      $     5.74        $     4.54
                                                  -----------     ------------     ------------      ----------
Net investment loss ...........................         (0.08)          (0.07)          (0.02)            (0.06)(iii)
Net realized and unrealized gain (loss)
 on investments ...............................          0.88            4.22            0.98              1.26
                                                  -----------     ------------     ------------      ----------
Total from investment operations ..............          0.80            4.15            0.96              1.20
Distributions from net realized gains .........         (0.93)          (0.04)          (0.05)                -
                                                  -----------     ------------     ------------      ----------
Net asset value, end of period ................   $     10.63     $     10.76      $     6.65        $     5.74
                                                  ===========     ============     ============      ==========
Total Return (iv) .............................          6.21%          62.66%          16.94%            26.45%
                                                  ===========     ============     ============      ==========
Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted) ............................   $   876,132     $   548,656      $  193,039        $   84,988
                                                  ===========     ============     ============      ==========
  Ratio of expenses excluding interest
   to average net assets ......................          1.82%           1.83%           1.90%
                                                  ===========     ============     ============
  Ratio of expenses including interest
   to average net assets ......................          1.82%           1.85%           1.96%             2.12%
                                                  ===========     ============     ============      ==========
  Decrease reflected in above
   expense ratio due to expense
   reimbursements made pursuant to
   applicable state expense limits ............             -               -               -                 -
                                                  ===========     ============     ============      ==========
  Ratio of net investment loss to
   average net assets .........................         (1.29%)         (1.52%)         (1.24%)           (1.06%)
                                                  ===========     ============     ============      ==========
  Portfolio Turnover Rate .....................        118.82%         102.54%         190.74%           133.98%
                                                  ===========     ============     ============      ==========
  Amount of debt outstanding at end
   of period ..................................             -               -      $  705,000
                                                  ===========     ============     ============
  Average amount of debt outstanding
   during the period ..........................   $    63,866     $   986,981      $1,044,096
                                                  ===========     ============     ============
  Average daily number of shares
   outstanding during the period ..............    73,398,632      40,946,839      22,865,292
                                                  ===========     ============     ============
  Average amount of debt per share
   during the period ..........................             -     $      0.02      $     0.05
                                                  ===========     ============     ============



THROUGHOUT THE PERIOD
                                                     CLASS N(I)
                                                --------------------
                                                 YEAR ENDED OCTOBER
                                                         31,
                                                --------------------
                                                        1996
                                                --------------------
Net asset value, beginning of period ..........     $     6.98
                                                    ----------
Net investment loss ...........................          (0.08)(iii)
Net realized and unrealized gain (loss)
 on investments ...............................           0.41
                                                    ----------
Total from investment operations ..............           0.33
Distributions from net realized gains .........          (2.77)
                                                    ----------
Net asset value, end of period ................     $     4.54
                                                    ==========
Total Return (iv) .............................          12.68%
                                                    ==========
Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted) ............................     $   11,485
                                                    ==========
  Ratio of expenses excluding interest
   to average net assets ......................
  Ratio of expenses including interest
   to average net assets ......................           2.55%
                                                    ==========
  Decrease reflected in above
   expense ratio due to expense
   reimbursements made pursuant to
   applicable state expense limits ............            .69%
                                                    ==========
  Ratio of net investment loss to
   average net assets .........................          (1.69%)
                                                    ==========
  Portfolio Turnover Rate .....................         197.04%
                                                    ==========
  Amount of debt outstanding at end
   of period ..................................
  Average amount of debt outstanding
   during the period ..........................
  Average daily number of shares
   outstanding during the period ..............
  Average amount of debt per share
   during the period ..........................

--------
 (i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred April 23, 1999.

 (ii) Initially offered July 1, 2000. Ratios have been annualized; total return has not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

 (iv) Distributions paid when the Fund operated as a closed-end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value. Returns do not reflect the effect of initial sales charges applicable to Class A shares.

                       See Notes to Financial Statements.
                                       9

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            Spectra Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities.

            Prior to February 12, 1996, the Fund operated as a closed-end investment company and a Massachusetts corporation.

            The Fund offers Class A and Class N shares. Class A shares were first offered on July 1, 2000 and are generally subject to an initial sales charge. Each class has identical rights to assets and earnings.

            The  following  is  a  summary  of  significant  accounting policies
consistently   followed  by  the  Fund  in  the  preparation  of  its  financial statements.

(a) INVESTMENT VALUATION--Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term corporate notes are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) REPURCHASE AGREEMENTS--The Fund enters into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(d) LENDING OF PORTFOLIO SECURITIES--The Fund lends its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day. At October 31, 2000, the value of securities loaned and collateral received thereon were $42,773,336 and $40,480,994, respectively.

(e) DIVIDENDS TO SHAREHOLDERS--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(f) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required.

(g) ALLOCATION METHOD--Income, realized and unrealized gains and losses, and expenses are allocated among the Fund's classes based on relative net assets.

(h) OTHER--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY FEES--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(c) TRANSFER AGENT FEES--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 2000, the Fund incurred fees of approximately $97,000 for services provided by Alger Services and reimbursed Alger Services approximately $18,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(d) BROKERAGE COMMISSIONS--During the year ended October 31, 2000, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $1,030,186 in connection with securities transactions.

(e) TRUSTEES' FEES--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(f) SHAREHOLDER SERVICING FEES--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.

NOTE 3--SECURITIES TRANSACTIONS:

            During  the  year  ended  October  31,  2000, purchases and sales of
investment    securities,    excluding    short-term    securities,   aggregated
$1,290,106,329 and $1,014,576,249, respectively.

NOTE 4--LINES OF CREDIT:

            The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2000, the Fund had borrowings which averaged $63,866 at a weighted average interest rate of 6.32%.

NOTE 5--SHARE CAPITAL:

            The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into two separate classes. The transactions of shares of beneficial interest have been adjusted for the effect of a 3 for 1 stock split which occurred on April 23, 1999.

            During the year ended October 31, 2000, transactions of shares of beneficial interest were as follows:



                                SHARES          AMOUNTS
Class A:                    -------------   --------------
Shares sold .............    1,409,455       $17,276,934
Shares redeemed .........      (25,061)         (296,866)
                             ---------       -----------
Net increase ............    1,384,394       $16,980,068
                             =========       ===========

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Class N:
Shares sold ..................    70,434,783        $931,091,181
Dividends reinvested .........     3,808,211          47,336,055
Shares redeemed ..............   (42,814,895)       (553,395,622)
                                 -----------        ------------
Net increase .................    31,428,099        $425,031,614
                                 ===========        ============

            During the year ended October 31, 1999, transactions of shares of beneficial interest were as follows:



                                      SHARES             AMOUNTS
Class N:                         ----------------   -----------------
Shares sold ..................    67,279,182        $629,131,687
Dividends reinvested .........       146,798           1,112,731
Shares redeemed ..............   (45,430,801)       (423,134,191)
                                 -----------        ------------
Net increase .................    21,995,179        $207,110,227
                                 ===========        ============

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders and Board of Trustees of Spectra Fund:


     We have audited the accompanying statement of assets and liabilities of Spectra Fund (a Massachusetts business trust), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spectra Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                         ARTHUR ANDERSEN LLP



New York, New York
December 8, 2000